UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 24, 2000
                        (Date of earliest event reported)

                               UNIDYNE CORPORATION
                      (Exact name of small business issuer
                          as specified in its charter)



DELAWARE                            0-10372                  23-2154902
(State or other jurisdiction       (Commission File No.)     (IRS Employer
of incorporation or                                          Identification No.)
organization)


             118 PICKERING WAY, SUITE 104, EXTON, PENNSYLVANIA 19341
                    (Address of principal executive offices)

                                 (610) 363-8237
                           (Issuer's telephone number)

ITEM 5. OTHER EVENTS

Chairman and Chief Executive Officer E. Eugene Hutcheson and Secretary/Treasurer Charlotte E. Doremus resigned their posts as directors and officers of UNIDYNE Corporation, effective Friday, January 21, 2000.

ITEM 7. EXHIBITS0

1. Agreement by and between UNIDYNE Corporation ("UNIDYNE"), its subsidiaries and Charlotte E. Doremus, C. Eugene Hutcheson, and Capital Idea, Inc.

2.   First Amendment to Stock Conversion Agreement

3.   Press Release dated January 24, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNIDYNE Corporation

January 25, 2000                             /s/ Wayne R. Lorgus
                                             -----------------------------------
                                             Wayne R. Lorgus, President
                                             and
                                             Chief Financial Officer

          Agreement by and between UNIDYNE Corporation ("UNIDYNE"), its subsidiaries and Charlotte E. Doremus, C. Eugene Hutcheson, and
                               Capital Idea, Inc.
--------------------------------------------------------------------------------

1. Charlotte E. Doremus and C. Eugene Hutcheson will resign their positions as employees, officers, and directors of UNIDYNE Corporation and each of its subsidiaries effective 21 January 2000 and will provide all necessary assistance to the officers and directors of UNIDYNE in effecting the transfer of their responsibilities to their successors as same including, but not limited to, files, contacts, passwords, keys, procedures, and status of all business opportunities presently active at UNIDYNE and any of its subsidiaries, and by signing any legal documents required to transfer title, power, responsibility and legal obligation for the assets used by UNIDYNE, except as may be specifically excluded by mutual agreement, and

2. Charlotte E. Doremus and C. Eugene Hutcheson, individually and acting as and through Capital Idea, Inc., will place the 4,603, 860 shares of UNIDYNE Common stock owned by Capital Idea, Inc., the 100,005 shares of UNIDYNE Common stock owned by C. Eugene Hutcheson, and the 44,543 shares of UNIDYNE Common stock owned by Charlotte E. Doremus, as well as any other shares directly or indirectly owned, or controlled by them, (and will complete the conversion of the 500,000 shares of UNIDYNE Class B Convertible Preferred Stock owned by Capital Idea, Inc. into 500,000 shares of UNIDYNE Common Stock and include those 500,000 shares as well) in a voting trust, voting powers over which shall be exercised by an individual who is not, presently or formerly, a director, officer, or employee of UNIDYNE or any of its subsidiaries, or by a banking institution or trust company. The specification of the voting trustee and the terms of the voting trust agreement are subject to the approval of the Board of Directors of UNIDYNE Corporation, which approval shall not be unreasonably withheld. The written voting trust agreement shall be completed and executed on or before February 1, 2000. The foregoing actions shall not preclude them from future sales of such stock to unrelated third parties as may be otherwise permitted under applicable Federal and state securities laws and other applicable laws, and

3. Capital Idea, Inc. will agree to modify the lease for 118 Pickering Way, Suite 104 to terminate December 31, 2001, and

4. Capital Idea, Inc. will sign the First Amendment to Stock Conversion Agreement, attached, and

5. Charlotte E. Doremus and C. Eugene Hutcheson will return and cancel: the unexercised options for 167,957 shares of UNIDYNE common stock granted Charlotte E. Doremus and the unexercised options for 87,495 shares of UNIDYNE common stock granted C. Eugene Hutcheson under the UNIDYNE Corporation 1996 Employee Stock Purchase Plan, and the unexercised options for 500,000 shares of

     UNIDYNE Common stock granted Charlotte E. Doremus and the 500,000 shares of UNIDYNE Common stock granted C. Eugene Hutcheson by the Board of Directors in a unanimous consent as of June 28, 1999 in order to facilitate the $10,000,000 Credit Facility with Congress Financial Corporation; so that as of the date hereof, Capital Idea, Inc, Charlotte E. Doremus, and C. Eugene Hutcheson shall retain no options to purchase shares of UNIDYNE Common Stock.

6. Payments to Capital Idea, Inc. on the lease for 118 Pickering Way, Suite 104 shall be made on their due date, beginning February 1, 2000 through December 1, 2001.

7. UNIDYNE will further take all reasonable steps to change vendors' accounts currently in the name of Capital Idea, Inc. (Bell Atlantic, Bell Atlantic Mobile, BFI, Mobil Oil, Office Max, Federal Express, Ameriquest, Philadelphia Ball & Bearing, Copi Qwik, and InterTel) to UNIDYNE's name and to substitute for Charlotte E. Doremus as the responsible party on the UNIDYNE American Express Corporate Account and the Maxwell Dynamometers Travelers VISA as soon as reasonably possible.

8. Capital Idea, Inc., Charlotte E. Doremus, and C. Eugene Hutcheson and UNIDYNE agree to sign the necessary legal documents to effect and carry out this agreement.

9. The parties hereto understand that the terms hereof shall be disclosed to the public as soon as reasonably possible and that this document will be filed with the Securities and Exchange Commission under Form 8-K.


IN WITNESS WHEREOF, the parties have executed this Agreement as of January 23, 2000.


ATTEST:                                      UNIDYNE Corporation


                                             by: /s/ Wayne R. Lorgus
-------------------                          -----------------------------------
                                             Wayne R. Lorgus, President


                                             /s/ Charlotte E. Doremus
-------------------                          -----------------------------------
                                             Charlotte E. Doremus


                                             /s/ C. Eugene Hutcheson
-------------------                          -----------------------------------
                                             C. Eugene Hutcheson

                                             CAPITAL IDEA, INC.


                                             by: /s/ C. Eugene Hutcheson
-------------------                          -----------------------------------
                                             C. Eugene Hutcheson, President


                                             By/s/ Charlotte E. Doremus
-------------------                          -----------------------------------
                                             Charlotte E. Doremus, Secretary

                  FIRST AMENDMENT TO STOCK CONVERSION AGREEMENT


     This First Amendment to Stock Conversion Agreement (the "Agreement") is entered into this 23rd day of January, 2000 by and between UNIDYNE Corporation, a Delaware corporation ("UNIDYNE"), and Capital Idea, Inc., a Colorado corporation ("Capital").

     WHEREAS, the parties entered into an agreement dated June 2, 1999 (the "Conversion Agreement") whereby Capital agreed to convert all of its UNIDYNE Class B Convertible Preferred Stock to common stock and UNIDYNE agreed to pay certain accrued dividends to Capital according to a schedule as set forth therein (a copy of the conversion Agreement is attached hereto as Exhibit A);

     WHEREAS, all 500,000 shares of Capital's UNIDYNE Class B Convertible Preferred Stock has been converted to 500,000 shares of UNIDYNE common stock, and the respective shares of stock have been delivered by the parties to each other;

     WHEREAS, UNIDYNE timely paid to Capital the first installment of accrued dividends on or about June 4, 1999, receipt of which is hereby affirmed;

     WHEREAS, UNIDYNE has not paid only one of the succeeding installments due to Capital pursuant to the accrued dividend payment plan established in the Conversion Agreement;

     WHEREAS, the parties wish to cure all defaults that have occurred under the Conversion Agreement and to waive any which cannot be cured;

     WHEREAS, the parties wish to establish a new schedule for payment of the accrued dividends that remain unpaid, in the total amount of $572,916.67 (the "Unpaid Dividends"), together with simple interest thereon at the agreed rate;

     WHEREAS, Capital is wholly owned by Charlotte E. Doremus and C. Eugene Hutcheson who are also officers and directors of Capital, and who are officers, directors and, collectively, owners of a majority of the issued and outstanding shares of the common stock of UNIDYNE;

     NOW, THEREFORE, the in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby amend the Conversion Agreement as follows:

1.   Cure and Waiver of Prior Defaults.

     Delivery of this Agreement by UNIDYNE shall cure any prior default under the Conversion Agreement, including but not limited to any default arising from failure to make payments when due of Unpaid Dividends.

     Capital hereby waives and agrees that it shall not exercise any rights or remedies that have arisen or to which it is entitled by virtue of any default through the date of this Agreement, provided that this waiver shall not constitute a waiver of its prospective right to enforce the Conversion Agreement as modified by this Agreement.

2. Payment of Debt. In lieu of the installment payments set forth in the Conversion Agreement, UNIDYNE shall pay to Capital on or before December 31, 2003, at 118 Pickering Way, Suite 104, Exton, Pennsylvania 19341, or at such other place Capital may later designate in writing, in lawful money of the United States of America and in immediately available funds, the lesser of (i) the principal sum of FIVE HUNDRED SEVENTY-TWO THOUSAND NINE HUNDRED SIXTEEN AND 67/100 DOLLARS ($572,916.67) or (ii) the aggregate unpaid principal amount of all remaining Unpaid Dividends, and pay interest from the date hereof on such principal amount as is from time to time outstanding, in accordance with the terms set forth herein.

3. Rate of Interest. The outstanding principal balance due under this Agreement shall bear interest at the same annual rate as the minimum rate necessary in order to avoid incurring "imputed interest" on the unpaid obligation under the rules and regulations of the Internal Revenue service then in force for each calendar year that the obligation remains unpaid.

4. Application of Payments. UNIDYNE may pay the Unpaid Dividends and accrued interest thereon in whole or in part at any time prior to December 31, 2003 at the sole discretion of its Board of Directors, provided that payment received by Capital from or on behalf of UNIDYNE shall be applied first to the payment of interest which is due and payable and only thereafter to the outstanding principal balance of the Unpaid Dividends.

5. Modification. This Agreement embodies all of the understandings and obligations between the parties with respect to the subject matter hereof. No amendment or modification of this Agreement shall be valid or binding upon the parties unless made in writing and signed on behalf of each of the respective parties by duly authorized officers.

6. Arbitration. Any controversy or claim arising out of or relating to this Agreement or the Conversion Agreement, or any alleged breach thereof, shall be settled by arbitration in Philadelphia, Pennsylvania, in accordance with the rules of the American Arbitration Association or similar dispute resolution body acceptable to the parties, and the judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

7. Assignment. Neither party may assign its rights and obligations, including payment obligations, without the prior written consent of the other. This provision shall not apply to an assignment in conjunction with the sale or merger of a company or to a sale of substantially all of its assets.

8. Authorization. Each party warrants that it has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement.

9. Counterparts. This Agreement may be executed in separate counterparts, each of which when taken together shall constitute one and the same agreement.

10. No Party Deemed Drafter. As this Agreement was negotiated between sophisticated parties and each party hereto has been represented by or had the opportunity to consult with counsel, no party shall be deemed the drafter of the Agreement, and the Agreement shall not be construed against either party as the drafter.

11. Applicable Law. The terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of Pennsylvania, without regard to the conflicts of laws principles thereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first set forth above.

ATTEST:                                      UNIDYNE CORPORATION


                                             by: /s/ Wayne R. Lorgus
-------------------                          -----------------------------------
                                             Wayne R. Lorgus, President


                                             CAPITAL IDEA, INC.


                                             by: /s/ C. Eugene Hutcheson
-------------------                          -----------------------------------
                                             C. Eugene Hutcheson, President